UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Revised Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Digital World Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Subject: Action Required – Your investment in: Digital World Acquisition, Corp.

Dear First Last Name:

DWAC’s Annual Meeting of Stockholder is taking place on December 19, 2023. According to our latest records, we have not received your vote.

For full access to DWAC’s comprehensive proxy materials – the Proxy Statement, Annual Report, and both Proxy Supplement Statements filed on December 5 and December 8, 2023 – we invite you to visit proxyvote.com. Please use your unique 16-digit control number to review these documents. You may also obtain these documents by requesting them via e-mail from DWAC at info@dwacspac.com.

Voting is easy!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-877-728-4996 between the hours of 9:00am -10:00pm EST, Monday through Friday.
2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before December 19, 2023.

Please Vote Today!